Research  Centre  J  lich                                   /logo/
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Forschungszentrum  J  lich  - BEO - D-52425 J lich     OF NORTH-RHINE WESTPHALIA
Delivery  Address:  Leo-Brandt-Strasse  -  D-52428  J  lich

     BEO
     PROJECT  AGENCY  FOR
     BIOLOGY,  ENERGY,  ECOLOGY
     OF  THE  MINISTRY  OF  ECONOMIC  AFFAIRS  AND  SMALL  AND
     MEDIUM-SIZED  BUSINESS,  TECHNOLOGY  AND  TRANSPORT
                               Your  contact  partner:  Ms.  Voigt  /  Ms.  Kehr
SanguiBioTech  AG           To  be  indicated  on  reply:  BEO32/9804v04/VK/S-ZB
Mr.  Prof.  Dr.  Wolfgang Barnikol        Telephone: (0 24 61) 61  27 06 / 27 34
Alfred-Herrhausen-Strasse  44        Telefax:  (0  24  61)  61  27  30  or 28 40
                                              E-mail:    beo32.beo@fz-juelich.de
58455  Witten  an  der  Ruhr                    J  lich,      30  November  1998


                     A P P R O P R I A T I O N   N O T I C E
                                (Project Support)

Re.:          Promotion  Subsidies of the Federal Land of North-Rhine-Westphalia
              here:     Technology  Programme  Economy  (TPW)
              Ref.  No.:     315  -  9804V04
              Project: DEVELOPMENT OF A METHOD FOR THE PRODUCTION OF ARTIFICIAL OXYGEN CARRIERS ON THE BASIS OF HYPER-POLYMERIC HAEMOGLOBINS AS BLOOD ADDITIVE AND SO-CALLED BLOOD SUBSTITUTE

Reference:     Your  application  of  29  March  1998
               Additions  -  receipt  by  BEO  on  06  November  1998

Appendices: 1     General  Collateral Regulations for the Appropriation of
             Project  Promotion  Subsidies  (ANBest-P)
       2     Special  Collateral  Regulations  for  the Appropriation of Project
             Promotion  Subsidies  (BNBest-P)
       3     Work,  Time  and  Expenditure  Schedule  with  Appendices  A  and B
       4     Determination  of  the  need  for  subsidy
       5     Request  for  Appropriation  form
       6     Proof  of  Utilization  form  (partial  proof  of  utilization)
       7     Proof  of  Utilization  form  (final  proof  of  utilization)
       8     Final  Report  form
       9     Exploitation  Report  form
     10     Term  Sheet
     11     Waiver  of  Legal  Remedies  form
     12     Cost  Plan

Dear  Sirs,

1.     APPROPRIATION:
     On your above-mentioned application, we grant you, out of the funds of the Ministry of Economic Affairs and Small and Medium-Sized Business, Technology and Transport of North-Rhine Westphalia (MWMTV-NW), for the period from 08 April 1998 to 31 March 2001 (appropriation period), the appropriation of a subsidy to the amount of
                    DM  3,574,575.00
     amount  in  words:  three-five-seven-four-five-seven-five  German  Marks.

2.     THE  APPROPRIATION  IS  GRANTED  FOR  THE  ABOVE-MENTIONED  PROJECT.
     The project-tying period for the items acquired with the subsidy is 3 years (from the end of the appropriation period). After the expiration of that period, you can freely dispose of such items.

3.     TYPE/AMOUNT  OF  FINANCING,  EXPENDITURE  ELIGIBLE  FOR  SUBSIDY
     The subsidy is granted as a contribution in the form of a partial financing (maximum amount - see appropriation amount) of total expenditures eligible for subsidy to an amount of DM 8,974,226.00.
     The percentage of the partial financing and the determination of the expenditure eligible for subsidy are based on Appendices 3 and 4.

4.     APPROPRIATION  LINE
     Of  the  subsidy  amount,  there  are  attributed  to
               Appropriation  in  the  year  of  issue:      DM    645,266.00
               Appropriation  commitment:                    DM  2,929,309.00
               of  that,  in     1999     DM  1,911,152.00
                                 2000     DM    865,571.00
                                 2001     DM    152,586.00

5.     PAYMENT
     The subsidy shall be paid out upon request according to Items 1.4, 1.41 of ANBest-P.

     A special bank account must be opened for the management of the amounts called. Any interest on deposits credited to such special account must be fully transferred to the Federal Land of North-Rhine Westphalia.

COLLATERAL  REGULATIONS
- The ANBest-P and BNBest-P annexed to this notice as well as the appendices 3 to 10 are an integral part of this notice.
- Moreover, we ask you note that promotion funds of the Land must not be used for the financing of market services, neither directly nor indirectly. This in particular applies to any devices acquired from and investments made with funds of the Land during the tying period.
- This notice is given subject to the condition precedent that the overall financing of the project, in particular the financing of the own share, is proven in a transparent and binding manner. The first request for payment can only be complied with after this requirement has been met.
- The proof of toxicological safeness of the additives to be developed that is planned for August 2000 is a fundamental milestone for the successful completion of the overall development. That is why the subsidy funds to the amount of DM 420,000.00 (40 % of the total expenditure to the amount of DM 1,050,000.00) will remain blocked until the submission of the results of a respective re-evaluation. A respective intermediate report must be submitted to the project agency and to BioGenTec not later than by August 2000.

REMARK
We point out that all information given in the application that the appropriation, granting, reclamation, further granting or leaving of the subsidy depends on, in accordance with the "Guidelines on the Appropriation of Project Promotion Subsidies under the Technology Programme Economy of the Federal Land of NRW", circular order of the Minister of Economic Affairs, Small and Medium-Sized Business and Technology of 20 March 1985, is regarded as subsidy-relevant information within the meaning of 264 of the Criminal Code in
connection  with   1  of  the  Land  Subsidy  Act.
You are obliged to immediately report any facts that prevent the appropriation, granting, further granting, utilization or leaving of the subsidy or are relevant to the reclamation of the subsidy.

In case the project development is delayed and therefore the partial amount of the subsidy planned for the respective calendar year is not needed to its full amount or if the project cannot be completed until the end of the appropriation period, you should notify us immediately, but not later than two months before the end of the respective calendar year or of the appropriation period, so that it will be possible to consider in time whether a notice of change is to be issued.

INSTRUCTION  ABOUT  AVAILABLE  LEGAL  REMEDIES
Objection against this notice can be lodged within one month after the notification. The objection must be filed in writing or for record with the Research Centre J lich GmbH, Wilhelm-Johnen-Strasse, 52428 J lich.
If an objection is lodged in writing, the time limit is only observed when the letter of objection is received by the Research Centre J lich GmbH until the expiration of the above-specified period.
In case of a failure to observe the time limit due to the fault of a person authorized by you, such fault will be attributed to you.
The payment of the subsidy can only be effected after this notice has become legally valid. You can bring about the legal validity of the appropriation notice and thus expedite the payment by declaring in writing to the Research
Centre  J  lich  GmbH  that  you  waive  the  filing of an appeal (Appendix 11).

With  kind  regards
Research  Centre  J  lich  GmbH
p.p.                 p.p.
/signature/          /signature/
Dr.  K.  Koch          S.  Voigt

                                             30/11/98
                                             /signature/